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                                  Exhibit 10.51

                           UNIGENE LABORATORIES, INC.

                              110 Little Falls Road

                           Fairfield, New Jersey 07004

Fusion Capital Fund II, LLC                                      October 9, 2003

222 Merchandise Mart Plaza, Suite 9-112
Chicago, Illinois  60654

re:  Unigene Laboratories, Inc.

Gentlemen:

         This letter is being delivered to confirm our understanding with respect to certain issues under that certain Common Stock Purchase Agreement, dated as of date hereof (the "Purchase Agreement"), by and between UNIGENE LABORATORIES, INC., a Delaware corporation (the "Company") and FUSION CAPITAL FUND II, LLC ("Fusion"), and the warrant issued to Fusion in connection therewith dated as of the date hereof (the "Warrant") pursuant to which Fusion may purchase up to 500,000 shares of Common Stock ("Warrant Shares"). All capitalized terms used in this letter that are not defined in this letter shall have the meanings set forth in the Purchase Agreement. The Company and Fusion agree as follows:

                  The Warrant is hereby amended such that the number of Warrant Shares that may be purchased pursuant to the Warrant is 250,000, subject to adjustment as provided in the Warrant.

                                                  UNIGENE LABORATORIES, INC.

                                                  By: /s/ Warren P. Levy
                                                     ------------------------
                                                  Name:  Warren P. Levy
                                                  Title:  President and CEO

ACKNOWLEDGED AND AGREED:
FUSION CAPITAL FUND II, LLC

By: /s/ Steven G. Martin
   ------------------------
        Steven G. Martin
        Managing Member